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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 20, 2001
(Date of earliest event reported)

THE IMMUNE RESPONSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18006 (Commission File Number)	33-0255679 (IRS Employer Identification No.)

5935 Darwin Court, Carlsbad, California 92008
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (760) 431-7080

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

    Effective December 20, 2001, The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) ("Harris") and Computershare Trust Company, Inc. ("Computershare"), amended ("Amendment No. 2") the Rights Agreement dated as of February 26, 1992, as amended by Amendment No. 1 dated as of April 17, 1997, between The Immune Response Corporation and Harris, as Rights Agent (the "Rights Agreement"). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 2. Capitalized terms not defined herein shall have the meanings as set forth in the Rights Agreement.

    1.  Harris was terminated as Rights Agent and Computershare was appointed as successor Rights Agent under the Rights Agreement effective as of June 1, 2001.

    2.  The definition of Acquiring Person was revised to exclude Kevin B. Kimberlin, or any Affiliate or Associate of Mr. Kimberlin, as a result of the execution of the Note Purchase Agreement between Kevin Kimberlin Partners, L.P. and The Immune Response Corporation (the "Note Purchase Agreement") or as a result of the consummation of any of the transactions contemplated by the Note Purchase Agreement.

    3.  The definitions of Distribution Date and Stock Acquisition Date were revised to provide that in no event shall a Distribution Date or Stock Acquisition Date be deemed to occur as a result of the execution of the Note Purchase Agreement or as a result of the consummation of any of the transactions contemplated by the Note Purchase Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (C)
  EXHIBITS

  4.1
  Form of Rights Agreement dated as of February 26, 1992 between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

  4.2
  Amendment No. 1 to Rights Agreement dated as of April 17, 1997, between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent. (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

  4.3
  Amendment No. 2 to Rights Agreement dated as of December 20, 2001, between The Immune Response Corporation, Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Trust Company, Inc. as successor Rights Agent. (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2001	THE IMMUNE RESPONSE CORPORATION
	By:	/s/ HOWARD SAMPSON Howard Sampson Vice President, Finance, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1	Form of Rights Agreement dated as of February 26, 1992 between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).
4.2
Amendment No. 1 to Rights Agreement dated as of April 17, 1997, between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent. (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).
4.3
Amendment No. 2 to Rights Agreement dated as of December 20, 2001, between The Immune Response Corporation, Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Trust Company, Inc. as successor Rights Agent. (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

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SIGNATURE
EXHIBIT INDEX